Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of October 1, 2018 among BOINGO WIRELESS, INC., a Delaware corporation (the “Company”), NEW YORK TELECOM PARTNERS, LLC, a Delaware limited liability company (“NY Telecom” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors, the Lenders party hereto, the L/C Issuers party hereto, and BANK OF AMERICA, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the parties have entered into that certain Credit Agreement dated as of November 21, 2014 among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (as amended or modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Agreement, the “Amended Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments.

(a)                                 The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Capped Call Transactions” means one or more capped call options (or substantively equivalent derivative transaction) referencing the Company’s Equity Interests and purchased by the Company in connection with the issuance of Convertible Bond Indebtedness with a strike or exercise price (howsoever defined) initially equal to the conversion price (howsoever defined) of the related Convertible Bond Indebtedness (subject to rounding); provided, that, the purchase price for any such Capped Call Transaction shall not exceed the net proceeds received by the Company from the issuance of such Convertible Bond Indebtedness in connection with such Capped Call Transaction.

“Convertible Bond Indebtedness” means Indebtedness having a feature which entitles the holder thereof to convert or exchange all or a portion of such Indebtedness into, or by reference to, Equity Interests of the Company.

“Fourth Amendment Effective Date” means October 1, 2018.

“Unrestricted Convertible Bond Proceeds” means, as of any date of determination, the aggregate amount (without duplication) of unrestricted cash of the Loan Parties as of such date that constitutes the proceeds of Convertible Bond Indebtedness incurred in reliance on Section 8.03(n).  For the avoidance of doubt, at no time shall “Unrestricted Convertible Bond Proceeds” exceed $275,000,000.

(b)                                 Clause (a) in the definition of “Consolidated Adjusted Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(a) the following (without duplication) to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense for such period (excluding any depreciation and/or amortization expense for such period in connection with any DAS Installation), (iv) any non-cash stock-based compensation expense for such period, (v) any other non-cash charges, expenses or losses for such period (excluding write-downs of accounts receivable and any other non-cash charges, expenses or losses to the extent representing accruals of or reserves for cash items in any future period or an amortization of a prepaid cash expense) and (vi) non-recurring transaction fees and expenses for such period in connection with Convertible Bond Indebtedness incurred in reliance on Section 8.03(n), all as determined in accordance with GAAP, minus

(c)                                  The definition of “Consolidated Leverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) the total of (i) Consolidated Funded Indebtedness as of such date minus (ii) Unrestricted Convertible Bond Proceeds as of such date to (b) Consolidated Adjusted Cash Flow for the period of the four fiscal quarters most recently ended.

(d)                                 The definition of “Equity Interests” in Section 1.01 of the Credit Agreement is hereby amended by adding the following text at the end of such definition:

Notwithstanding the foregoing, “Equity Interests” shall not include any Convertible Bond Indebtedness or any Capped Call Transaction.

(e)                                  The definition of “Restricted Payment” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Loan Party or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof), or any setting apart of funds or property for any of the foregoing and (b) any payment made in cash to the holders of Convertible Bond Indebtedness in excess of the original principal amount thereof and interest thereon, unless and to the extent that a corresponding amount is received in cash substantially contemporaneously from the other parties to Capped Call Transactions relating to such Convertible Bond Indebtedness.

(f)                                   The definition of “Swap Contract” in Section 1.01 of the Credit Agreement is hereby amended by adding the following text at the end of such definition:

Notwithstanding the foregoing, to the extent entered into in connection with Convertible Bond Indebtedness permitted by Section 8.03(n), Capped Call Transactions, and any arrangements or agreements related thereto, shall not constitute Swap Contracts.

(g)                                  A new clause (e) is hereby added to Section 1.03 of the Credit Agreement to read as follows:

(e)                                  Convertible Bond Indebtedness.  The parties hereto acknowledge and agree that for purposes of all calculations hereunder, the principal amount of Convertible Bond Indebtedness shall be the outstanding principal amount thereof, valued at par.

(h)                                 Section 8.02 of the Credit Agreement is hereby amended by removing the word “and” at the end of subsection (h), replacing the “.” at the end of subsection (i) with the words “; and” and adding the following subsection (j):

(j)                                    to the extent constituting Investments, any Capped Call Transactions entered into in connection with Convertible Bond Indebtedness permitted by Section 8.03(n).

(i)                                     Section 8.03 of the Credit Agreement is hereby amended by removing the word “and” at the end of subsection (l), replacing the “.” at the end of subsection (m) with the words “; and” and adding the following subsection (n):

(n)                                 Convertible Bond Indebtedness incurred on or prior to the thirtieth (30th) day following the Fourth Amendment Effective Date; provided, that, (i) such Convertible Bond Indebtedness shall be unsecured, (ii) no Subsidiary shall Guarantee such Convertible Bond Indebtedness if such Subsidiary does not also provide a Guarantee of the Obligations, (iii) such Convertible Bond Indebtedness shall not mature, and no scheduled principal payments, scheduled prepayments, scheduled repurchases, scheduled redemptions or scheduled sinking fund or like scheduled principal payments of any Convertible Bond Indebtedness shall be required at any time on or prior to the date that is one (1) year after the Maturity Date, (iv) such Convertible Bond Indebtedness shall not include covenants and defaults (other than covenants and defaults customary for convertible indebtedness but not customary for loans) that are, taken as a whole, more restrictive on the Loan Parties than the provisions of this Agreement, (v) no Default or Event of Default shall have occurred and be continuing at the time of incurrence of such Convertible Bond Indebtedness and (vi) the aggregate principal amount of all Convertible Bond Indebtedness shall not exceed $275,000,000 at any one time outstanding.  For the avoidance of doubt, nothing in this Section 8.03(n) shall prohibit the conversion of any Convertible Bond Indebtedness, whether into cash, common stock of the Company or any combination thereof.

(j)                                    Section 8.06 of the Credit Agreement is hereby amended by removing the word “and” at the end of subsection (b), replacing the “.” at the end of subsection (c) with “;” and adding the following subsections (d), (e) and (f):

(d)                                 the Company may enter into Capped Call Transactions in connection with the issuance of Convertible Bond Indebtedness permitted under Section 8.03(n) and satisfy its obligations to pay premiums due upon entering into such transactions;

(e)                                  the Company may issue shares of its common stock or make cash payments in lieu of issuing fractional shares to satisfy obligations in respect of Convertible Bond Indebtedness; and

(f)                                   the Company may receive shares of its common stock on account of settlements or terminations of any Capped Call Transactions entered into in connection with Convertible Bond Indebtedness.

(k)                                 Section 9.01(e) of the Credit Agreement is hereby amended to read as follows:

(e)                                  Cross-Default.  (i) Any Loan Party or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded (other than (x) the occurrence or existence of any event or condition that allows holders of Convertible Bond Indebtedness to convert such Convertible Bond Indebtedness, and (y) any conversion of Convertible Bond Indebtedness in accordance with its terms; provided, that, in the case of either of the foregoing clause (x) or clause (y), such event or condition does not constitute, and such conversion does not result from, any default or event of default by any Loan Party or any Subsidiary thereunder, a “change of control” or a “fundamental change”; provided, further, that, an Event of Default resulting from the immediately preceding proviso shall be deemed cured if subsequent to the occurrence thereof the Borrower receives from holders of Convertible Bond Indebtedness a notice of conversion and provides notice to such holders that the conversion will be settled in shares of common stock of the Borrower); or (ii) there occurs under any Swap Contract (A) an Early Termination Date (as defined in such Swap Contract) resulting from any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Company or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(l)                                     Section 8.12 of the Credit Agreement is hereby amended by adding the following text at the end of such section:

Notwithstanding the foregoing, nothing in this Section 8.12 shall prohibit the conversion of any Convertible Bond Indebtedness, whether into cash, common stock of the Company or any combination thereof.

2.                                      Conditions Precedent.  This Agreement shall be effective upon:

(a)                                 receipt by the Administrative Agent of counterparts of this Agreement duly executed by (i) a Responsible Officer of each Loan Party, (ii) the Required Lenders, (iii) each L/C Issuer and (iv) the Administrative Agent; and

(b)                                 receipt by the Administrative Agent of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including reasonable fees and expenses of its legal counsel) in connection with this Agreement to the extent invoiced as of the date hereof (paid directly to such counsel if requested by the Administrative Agent), without prejudice to a final settling of accounts between the Administrative Agent and the Loan Parties.

3.                                      Miscellaneous.

(a)                                 The Amended Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.

(b)                                 Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)                                  The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(i)                                     Each of the Borrowers and the Guarantors has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.  This Agreement and the execution, delivery and performance hereof by the Borrowers and the Guarantors do not contravene the terms of any such Person’s Organization Documents or conflict with or result in any breach or contravention of any law, agreement or obligation by which the Borrowers or any Guarantor is bound.

(ii)                                  This Agreement has been duly executed and delivered by each of the Borrowers and the Guarantors and constitutes a legal, valid and binding obligation of each of the Borrowers and the Guarantors, enforceable against each such Person in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally or by principles of equity pertaining to the availability of equitable remedies.

(iii)                               No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement, other than those that have already been obtained and are in full force and effect.

(d)                                 The Borrowers and the Guarantors represent and warrant to the Administrative Agent and the Lenders that (i) after giving effect to this Agreement, the representations and warranties of the Borrowers and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all respects as of such earlier date, and except that for purposes of this Section 3(d)(i), the representations and warranties contained in clauses (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (ii) after giving effect to this Agreement, no Default has occurred and is continuing.

(e)                                  This Agreement shall constitute a Loan Document for all purposes. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

(f)                                   THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE TERMS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

(g)                                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(h)                                 If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	BOINGO WIRELESS, INC.,
a Delaware corporation

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer

NEW YORK TELECOM PARTNERS, LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

GUARANTORS:	ADVANCED WIRELESS GROUP, LLC,
a Florida limited liability company

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

BOINGO BROADBAND LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

CHICAGO CONCOURSE DEVELOPMENT GROUP, LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

BOINGO WIRELESS, INC.

CONCOURSE COMMUNICATIONS BALTIMORE, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

CONCOURSE COMMUNICATIONS CANADA, INC.,
a Delaware corporation

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

CONCOURSE COMMUNICATIONS GROUP, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

CONCOURSE COMMUNICATIONS ILLINOIS, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

CONCOURSE COMMUNICATIONS MINNESOTA, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

CONCOURSE COMMUNICATIONS NASHVILLE, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

BOINGO WIRELESS, INC.

CONCOURSE COMMUNICATIONS OTTAWA, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

CONCOURSE COMMUNICATIONS SSP, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

CONCOURSE COMMUNICATIONS ST. LOUIS, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

CONCOURSE HOLDING CO., LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

ELECTRONIC MEDIA SYSTEMS, INC.,
a Florida corporation

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

ENDEKA GROUP, INC.,
a California corporation

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

BOINGO WIRELESS, INC.

INGATE HOLDING, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

INGATE TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

OPTI-FI NETWORKS, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

TEGO COMMUNICATIONS, INC.,
a Delaware corporation

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

BOINGO LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

BOINGO MDU, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title:

BOINGO WIRELESS, INC.

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Melissa Mullis
Name: Melissa Mullis
Title: Assistant Vice President

BOINGO WIRELESS, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and an L/C Issuer

	By:	/s/ Sophia Chen
Name: Sophia Chen
Title: Vice President

BOINGO WIRELESS, INC.

SILICON VALLEY BANK,
as a Lender and an L/C Issuer

By:	/s/ Steven Reel
Name: Steven Reel
Title: Managing Director

BOINGO WIRELESS, INC.

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Andrew J. Meara
Name: Andrew J. Meara
Title: Senior Vice President

BOINGO WIRELESS, INC.